UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

UFP INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other Jurisdiction of Incorporation)	0-22684 (Commission File Number)	38-1465835 (IRS Employer Identification No.)

2801 East Beltline, NE Grand Rapids, Michigan (Address of Principal Executive Offices)	49525 (Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events

On September 23, 2024, UFP Industries, Inc., (the “Company”) issued a press release announcing the appointment of Landon Tarvin as president of UFP Retail Solutions, LLC, effective December 29, 2024 (the beginning of the Company’s fiscal 2025). A copy of the press release covering such announcement is attached as Exhibit 99.1 to this report and is incorporated here by reference.

The information contained in this 8.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Exhibits

Exhibits.

99.1Press Release of UFP Industries, Inc. dated September 23, 2024.

104Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release of UFP Industries, Inc. dated September 23, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UFP INDUSTRIES, INC.
(Registrant)

Dated: September 23, 2024	By:	/s/ Michael R. Cole

Michael R. Cole
Principal Financial Officer and Treasurer

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